FirstMerit Corporation Reports Third Quarter 2013 EPS Results

Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Third Quarter 2013 EPS of $0.23 Per Share
Quarterly Highlights include:

•	Sustained profitability: 58th consecutive quarter of profitability.

•	Continued organic growth: Average loan growth of $444.0 million, or 3.25% from the prior quarter; average core deposit growth of $1.1 billion or 6.91% from the prior quarter.

•
Superior credit quality: Net charge-offs to average originated loans decreased to 0.12% from 0.15% in the prior quarter; nonperforming assets as a percent of period end originated loans plus other real estate remained low at 0.57%.

•	Strong balance sheet: Strong tangible common equity ratio at 7.44%.

•	Continued integration of Citizens Republic Bancorp: Successful conversion of core systems in October.

Akron, Ohio (October 22, 2013) - FirstMerit Corporation (Nasdaq: FMER) (the "Corporation") reported third quarter 2013 net income of $40.7 million, or $0.23 per diluted share. This compares with $48.5 million, or $0.29 per diluted share, for the second quarter 2013 and $35.0 million, or $0.32 per diluted share, for the third quarter 2012. Included in net income for the third quarter 2013 were $33.4 million of one time pre-tax merger related costs that were recorded as noninterest expense. One time pre-tax merger related costs for the second quarter 2013 totaled $32.1 million of which $2.8 million was recorded as a reduction to noninterest income and $29.3 million was recorded as noninterest expense.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2013 were 6.07% and 0.67%, respectively, compared with 7.56% and 0.85%, respectively, for the second quarter 2013 and 8.60% and 0.94%, respectively, for the third quarter 2012.

“Our strong financial results in the third quarter reflect solid performance throughout the company with characteristic focus and dedication at all levels, demonstrated by organic loan and deposit growth. This past weekend, we successfully converted Citizens Republic Bancorp's operating systems onto our platform. We now operate across our five-state footprint as one bank operating with unified systems and procedures from the front of the house to the back. With this last milestone behind us, we are actively working to take market share in all of our markets, grow our business and enhance shareholder value,” said Paul Greig, chairman, president and CEO, FirstMerit Corporation.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

Except as noted, the Citizens Republic Bancorp ("Citizens") acquisition is primarily contributing to the increases over the prior year period in the income statement and balance sheets. Citizens' results of operations are included in the reported current year to date period results since the date of acquisition, April 12, 2013.

"Acquired loans", as used herein, are those assumed in the Citizens acquisition. (As used herein, "originated loans" refer to loans that have been originated in the normal course of business and "covered loans" refer to loans covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.)

Net Interest Income

Net interest income on a fully tax-equivalent (“FTE”) basis was $207.1 million in the third quarter 2013 compared with $201.6 million in the second quarter 2013 and $120.7 million in the third quarter 2012.

Net interest margin was 4.05% for the third quarter 2013 compared with 4.12% for the second quarter 2013 and 3.66% for the third quarter 2012. Third quarter 2013 net interest margin compression compared with the second quarter 2013 was primarily driven by lower yields in the acquired loan portfolio and lower volume from the run off in the covered loan portfolio. Reduced funding costs within average deposits offset additional margin pressure during the quarter.

Average originated loans were $9.4 billion during the third quarter 2013, an increase of $500.1 million, or 5.63%, compared with the second quarter 2013, and an increase of $1.2 billion, or 14.57%, compared with the third quarter 2012. Average originated commercial loans increased $242.5 million, or 4.12%, compared with the prior quarter, and increased $687.7 million, or 12.63%, compared with the year ago quarter.

Average deposits were $19.5 billion during the third quarter 2013, an increase of $1.1 billion, or 6.12%, compared with the second quarter 2013, and an increase of $7.9 billion, or 67.84%, compared with the third quarter 2012. During the third quarter 2013, average core deposits, which exclude time deposits, increased $1.1 billion, or 6.91%, compared with the second quarter 2013 and increased $6.7 billion, or 66.29%, compared with the third quarter 2012. Average time deposits increased $40.6 million, or 1.51%, and increased $1.2 billion, or 78.05%, respectively, over the prior and year-ago quarters. For the third quarter 2013, average core deposits accounted for 86.02% of total average deposits, compared with 85.38% for the second quarter 2013 and 86.82% for the third quarter 2012.

Average investments increased $222.0 million, or 3.74%, compared with the second quarter 2013 and increased $2.5 billion, or 66.55% compared with the third quarter 2012.

Noninterest Income

Noninterest income, excluding gains and losses on securities transactions, for the third quarter 2013 was $71.1 million, a decrease of $1.1 million, or 1.58%, from the second quarter 2013 and an increase of $16.7 million, or 30.75%, from the third quarter 2012. Included in noninterest income in the third quarter 2013 and second quarter 2013 were approximately $1.8 million and $1.0 million of gains on covered loans paid in full, respectively. There were no gains on covered loans paid in full in the third quarter 2012.

Other income, excluding net securities gains and losses, as a percentage of net revenue for the third quarter 2013 was 25.56% compared with 26.38% for second quarter 2013 and 31.05% for the third quarter 2012. Net revenue is defined as net interest income, on an FTE basis, plus other income, excluding gains and losses from securities sales.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

Noninterest Expense

Noninterest expense for the third quarter 2013 was $211.4 million, an increase of $21.7 million, or 11.46%, from the second quarter 2013 and an increase of $102.8 million, or 94.66%, from the third quarter 2012. Included in noninterest expense in the third quarter 2013 and second quarter 2013 were one time merger related costs associated with the Citizens acquisition of $33.4 million and $29.3 million, respectively. The majority of the merger related costs incurred in the third quarter 2013 are from fees for early termination of existing agreements assumed from the merger and are included within Bankcard, loan processing and other costs in the accompanying consolidated statements of comprehensive income. The majority of the merger related costs incurred in the second quarter of 2013 were associated with severance arrangements and professional and legal services rendered in connection with the merger. The Corporation's efficiency ratio was 74.92% for the third quarter 2013, compared with 68.37% for the second quarter 2013 and 61.75% for the third quarter 2012.

Asset Quality (excluding acquired loans and covered assets)

Due to the impact of business combination accounting and protection against credit risk from FDIC loss sharing agreements, acquired loans and covered assets are excluded from the asset quality discussion to provide for improved comparability to prior periods and better perspective into asset quality trends. Acquired loans are recorded at fair value at the date of acquisition with no allowance brought forward in accordance with business combination accounting. Impaired acquired and covered loans are considered to be performing due to the application of the accretion method under the applicable accounting guidance.

Net charge-offs on originated loans totaled $2.9 million, or 0.12% of average originated loans in the third quarter 2013, compared with $3.3 million, or 0.15% of average originated loans, in the second quarter 2013 and $14.9 million, or 0.72% of average originated loans, in the third quarter 2012.

Nonperforming assets totaled $55.4 million at September 30, 2013, a decrease of $10.8 million, or 16.25%, compared with June 30, 2013 and a decrease of $8.6 million, or 13.47%, compared with September 30, 2012. Nonperforming assets at September 30, 2013 represented 0.57% of period-end originated loans plus other real estate compared with 0.72% at June 30, 2013 and 0.77% at September 30, 2012.

The allowance for originated loan losses totaled $98.3 million at September 30, 2013. At September 30, 2013, the allowance for originated loan losses was 1.00% of period-end originated loans compared with 1.08% at June 30, 2013 and 1.19% at September 30, 2012. The allowance for credit losses is the sum of the allowance for originated loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 1.09% of period end originated loans at September 30, 2013, compared with 1.17% at June 30, 2013 and 1.26% at September 30, 2012. The allowance for credit losses to nonperforming loans was 300.06% at September 30, 2013, compared with 234.82% at June 30, 2013 and 208.11% at September 30, 2012.

Balance Sheet

The Corporation’s total assets at September 30, 2013 were $24.1 billion, an increase of $602.9 million, or 2.56%, compared with June 30, 2013 and an increase of $9.5 billion, or 64.98%, compared with September 30, 2012.

Total deposits were $19.5 billion at September 30, 2013, an increase of $369.8 million, or 1.93%, from

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

June 30, 2013 and an increase of $8.0 billion, or 69.00%, from September 30, 2012. Core deposits totaled $16.9 billion at September 30, 2013, an increase of $549.8 million, or 3.37%, from June 30, 2013 and an increase of $6.8 billion, or 67.60%, from September 30, 2012.

Shareholders’ equity was $2.7 billion as of September 30, 2013 and June 30, 2013 and $1.6 billion as of September 30, 2012. The increases mainly reflect the addition of $928.3 million in equity from the Citizen acquisition. The Corporation maintained a strong capital position as tangible common equity to assets was 7.44% at September 30, 2013, compared with 7.61% at June 30, 2013 and 8.18% at September 30, 2012. The common cash dividend per share paid in the third quarter 2013 was $0.16.

Integration Update

The integration of Citizens into the Corporation continues to progress as scheduled. Professional consulting groups have been assisting the Corporation with the integration and accounting matters related to the transaction. Core operating systems were converted as of October 20, 2013.

One time merger related costs incurred through September 30, 2013 totaled approximately $72.1 million. Management expects a total of approximately $78.1 million in one time pre-tax merger related costs related to the Citizens acquisition.

Third Quarter 2013 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of third quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 79710266. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on October 22, 2013 through November 5, 2013 by dialing (855) 859-2056, and entering the PIN: 79710266. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.

Non-GAAP Measures: This news release contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Corporation's management uses these "non-GAAP" measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations of the Corporation and enhance comparability of results with prior periods, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. The Corporation believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Corporation's management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Corporation's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $24.1 billion as of September 30, 2013, and 412 banking offices and 440 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.

Subsequent Events

The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the its consolidated financial statements for the quarter ended September 30, 2013 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of September 30, 2013 and will adjust amounts preliminarily reported, if necessary.

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to realize the synergies and benefits contemplated by the acquisition of Citizens, such as it being accretive to earnings and expanding the Corporation's geographic presence, in the time frame anticipated or at all, and those risk factors detailed in the Corporation's periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights (a)
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2013	2013	2013	2012	2012
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
EARNINGS
Net interest income FTE (b)	$207,079	$201,605	$114,376	$119,130	$120,741
FTE adjustment (b)	3,739	3,574	3,027	2,900	2,851
Provision for originated loan losses	2,523	3,151	5,808	7,116	9,965
Provision for acquired loan losses	2,033	—	—	—	—
Provision for covered loan losses	1,823	4,158	4,138	5,146	6,214
Other income	71,090	69,439	57,392	61,652	54,925
Other expenses	211,378	189,640	106,925	112,181	108,587
Net income	40,715	48,450	37,346	38,224	34,953
Diluted EPS (d)	0.23	0.29	0.33	0.35	0.32
PERFORMANCE RATIOS
Return on average assets (ROA)	0.67%	0.85%	1.01%	1.03%	0.94%
Return on average equity (ROE)	6.07%	7.56%	8.83%	9.30%	8.60%
Return on average tangible common equity (e)	9.29%	11.49%	12.76%	13.01%	12.10%
Net interest margin FTE (b)	4.05%	4.12%	3.46%	3.58%	3.66%
Efficiency ratio (f)	74.92%	68.37%	62.06%	62.65%	61.75%
Number of full-time equivalent employees	4,666	4,619	2,767	2,738	2,733
MARKET DATA
Book value per share	$16.08	$16.06	$15.99	$15.00	$14.82
Tangible book value per share (e)	$10.51	10.47	10.83	10.75	10.56
Period-end common share market value	21.72	20.03	16.54	14.19	14.71
Market as a % of book	135%	125%	103%	95%	99%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	69.57%	55.17%	48.48%	45.71%	50.00%
Average basic common shares	165,044	157,863	109,689	109,652	109,645
Average diluted common shares	168,917	157,982	109,689	109,652	109,645
Period end common shares	165,045	165,045	109,746	109,649	109,653
Common shares repurchased	7	168	26	12	6
Common stock market capitalization	$3,584,777	$3,305,851	$1,815,199	$1,555,919	$1,612,996
ASSET QUALITY (excluding acquired and covered loans) (c)
Gross charge-offs	$8,515	$10,969	$10,776	$12,475	$20,999
Net charge-offs	2,877	3,349	5,907	7,116	14,872
Allowance for originated loan losses	98,291	98,645	98,843	98,942	98,942
Reserve for unfunded lending commitments	8,493	8,114	4,941	5,433	5,760
Nonperforming assets (NPAs)	55,426	66,177	52,231	50,224	64,055
Net charge-offs to average loans ratio	0.12%	0.15%	0.27%	0.34%	0.72%
Allowance for originated loan losses to period-end loans	1.00%	1.08%	1.13%	1.13%	1.19%
Allowance for credit losses to period-end loans	1.09%	1.17%	1.18%	1.20%	1.26%
NPAs to loans and other real estate	0.57%	0.72%	0.59%	0.57%	0.77%
Allowance for originated loan losses to nonperforming loans	276.19%	216.97%	242.21%	269.69%	196.66%
Allowance for credit losses to nonperforming loans	300.06%	234.82%	254.32%	284.50%	208.11%
CAPITAL & LIQUIDITY
Period-end tangible common equity to assets (e)	7.44%	7.61%	8.03%	8.16%	8.18%
Average equity to assets	11.08%	11.28%	11.45%	11.12%	10.97%
Average equity to total loans	18.97%	18.95%	17.88%	17.37%	17.46%
Average total loans to deposits	72.11%	74.04%	81.36%	81.21%	79.89%
AVERAGE BALANCES
Assets	$24,013,594	$22,810,702	$14,983,543	$14,702,215	$14,734,016
Deposits	19,456,231	18,334,244	11,789,784	11,595,085	11,591,931
Originated loans	9,377,826	8,877,754	8,735,307	8,444,208	8,185,507
Acquired loans, including covered loans, less loss share receivable	4,652,101	4,696,740	856,875	971,589	1,075,144
Earning assets	20,276,825	19,609,974	13,408,789	13,246,693	13,119,473
Shareholders' equity	2,661,546	2,571,964	1,715,005	1,635,275	1,616,569
ENDING BALANCES
Assets	$24,134,986	$23,532,129	$15,272,484	$14,913,012	$14,628,843
Deposits	19,489,533	19,119,722	11,925,767	11,759,425	11,532,426
Originated loans	9,789,139	9,132,625	8,779,970	8,731,659	8,316,420
Acquired loans, including covered loans,less loss share receivable	4,410,041	4,935,218	801,239	905,391	1,043,058
Goodwill	734,883	734,883	460,044	460,044	460,044
Intangible assets	85,447	88,419	6,055	6,373	6,817
Earning assets	21,305,580	20,781,079	13,905,342	13,472,067	13,219,301
Total shareholders' equity	2,654,645	2,650,909	1,754,850	1,645,202	1,624,704
NOTES:
(a) - Effective April 12, 2013, the Corporation acquired Citizens. Citizens' assets and liabilities were included in the consolidated balance sheet on the date of acquisition at fair value. Citizens' results of operations were included in the consolidated statements of comprehensive income beginning on the date of acquisition.
(b) - Net interest income on a fully tax-equivalent ("FTE") basis is a non-GAAP measure and restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate.
(c) - Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired loans and covered assets are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.
(d) - Net income used to determine diluted EPS was reduced by the cash dividends payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A of approximately $1.5 million in each of the quarters ended September 30, 2013 and June 30, 2013 and $0.9 million in the quarter ended March 31, 2013.
(e) - Tangible common equity and related ratios are non-GAAP measures and exclude goodwill and other intangibles as well as preferred stock. Management uses these measures to asses the quality of capital and believes that investors may find them useful in their analysis of the Corporation.
(f) - The efficiency ratio excludes securities gains (losses).

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	September 30,	December 31,	September 30,
(Unaudited, except December 31, 2012, which is derived from the audited financial statements)	2013	2012	2012
ASSETS
Cash and due from banks	$505,228	$244,223	$201,359
Interest-bearing deposits in banks	742,039	13,791	37,058
Total cash and cash equivalents	1,247,267	258,014	238,417
Investment securities:
Held-to-maturity	2,749,934	622,121	620,631
Available-for-sale	3,256,259	2,920,971	2,911,993
Other investments	270,369	140,717	140,730
Loans held for sale	17,813	23,683	17,540
Loans	14,269,166	9,750,784	9,491,349
Allowance for loan losses	(143,835)	(142,197)	(142,586)
Net loans	14,125,331	9,608,587	9,348,763
Premises and equipment, net	324,337	181,149	182,043
Goodwill	734,883	460,044	460,044
Intangible assets	85,447	6,373	6,817
Covered other real estate	70,791	59,855	56,795
Accrued interest receivable and other assets	1,252,555	631,498	645,070
Total assets	$24,134,986	$14,913,012	$14,628,843
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,461,674	$3,338,371	$3,231,500
Interest-bearing	2,815,681	1,287,674	1,079,913
Savings and money market accounts	8,575,292	5,758,123	5,744,103
Certificates and other time deposits	2,636,886	1,375,257	1,476,910
Total deposits	19,489,533	11,759,425	11,532,426
Federal funds purchased and securities sold under agreements to repurchase	1,049,801	1,104,525	963,455
Wholesale borrowings	200,858	136,883	178,083
Long-term debt	324,425	—	—
Accrued taxes, expenses, and other liabilities	415,724	266,977	330,175
Total liabilities	21,480,341	13,267,810	13,004,139
Shareholders' equity:
5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value: authorized 115,000 shares; 100,000 issued	100,000	—	—
Common stock warrant	3,000	—	—
Common stock, without par value; authorized 300,000,000 shares; issued: September 30, 2013 - 170,179,305 shares; December 31, 2012 and September 30, 2012 - 115,121,731 shares	127,937	127,937	127,937
Capital surplus	1,388,638	475,979	473,781
Accumulated other comprehensive loss	(83,613)	(16,205)	(13,900)
Retained earnings	1,248,554	1,195,850	1,175,001
Treasury stock, at cost: September 30, 2013 - 5,134,681 shares; December 31, 2012 - 5,472,915 shares; September 30, 2012 - 5,468,853 shares	(129,871)	(138,359)	(138,115)
Total shareholders' equity	2,654,645	1,645,202	1,624,704
Total liabilities and shareholders' equity	$24,134,986	$14,913,012	$14,628,843

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Period End Loans by Product Type (Unaudited) (Dollars in thousands)
	As of September 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,420,369	$1,971,062	$422,225	$8,813,656
Mortgage	487,283	467,608	52,796	1,007,687
Installment	1,647,095	1,080,298	6,361	2,733,754
Home equity	889,372	306,783	102,908	1,299,063
Credit card	145,113	—	—	145,113
Leases	199,907	—	—	199,907
Subtotal	9,789,139	3,825,751	584,290	14,199,180
Loss share receivable	—	—	69,986	69,986
Total loans	9,789,139	3,825,751	654,276	14,269,166
Less allowance for loan losses	98,291	—	45,544	143,835
Net loans	$9,690,848	$3,825,751	$608,732	$14,125,331

	As of June 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,997,812	$2,275,127	$505,706	$8,778,645
Mortgage	462,427	440,394	56,056	958,877
Installment	1,496,663	1,221,060	7,794	2,725,517
Home equity	845,051	322,111	106,970	1,274,132
Credit card	142,319	—	—	142,319
Leases	188,353	—	—	188,353
Subtotal	9,132,625	4,258,692	676,526	14,067,843
Loss share receivable	—	—	83,910	83,910
Total loans	9,132,625	4,258,692	760,436	14,151,753
Less allowance for loan losses	98,645	—	49,069	147,714
Net loans	$9,033,980	$4,258,692	$711,367	$14,004,039

	As of March 31, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,888,337	$—	$621,188	$6,509,525
Mortgage	451,522	—	58,627	510,149
Installment	1,322,795	—	8,081	1,330,876
Home equity	812,458	—	113,343	925,801
Credit card	140,721	—	—	140,721
Leases	164,137	—	—	164,137
Subtotal	8,779,970	—	801,239	9,581,209
Loss share receivable	—	—	95,593	95,593
Total loans	8,779,970	—	896,832	9,676,802
Less allowance for loan losses	98,843	—	47,945	146,788
Net loans	$8,681,127	$—	$848,887	$9,530,014

	As of December 31, 2012
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	5,866,489	$—	$718,437	$6,584,926
Mortgage	445,211	—	61,540	506,751
Installment	1,328,258	—	8,189	1,336,447
Home equity	806,078	—	117,225	923,303
Credit card	146,387	—	—	146,387
Leases	139,236	—	—	139,236
Subtotal	8,731,659	—	905,391	9,637,050
Loss share receivable	—	—	113,734	113,734
Total loans	8,731,659	—	1,019,125	9,750,784
Less allowance for loan losses	98,942	—	43,255	142,197
Net loans	$8,632,717	$—	$975,870	$9,608,587

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

	As of September 30, 2012
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,511,678	$—	$847,741	$6,359,419
Mortgage	439,062	—	63,779	502,841
Installment	1,321,081	—	8,360	1,329,441
Home equity	789,743	—	123,178	912,921
Credit card	143,918	—	—	143,918
Leases	110,938	—	—	110,938
Subtotal	8,316,420	—	1,043,058	9,359,478
Loss share receivable	—	—	131,871	131,871
Total loans	8,316,420	—	1,174,929	9,491,349
Less allowance for loan losses	98,942	—	43,644	142,586
Net loans	$8,217,478	$—	$1,131,285	$9,348,763

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans which are covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2013	2013	2013	2012	2012
ASSETS
Cash and due from banks	$1,415,430	$806,129	$394,896	$238,366	$440,231
Investment securities:
Held-to-maturity	2,640,807	1,953,094	637,614	620,154	337,685
Available-for-sale	3,243,173	3,723,002	2,919,636	2,925,938	3,215,203
Other investments	267,743	253,649	140,729	140,723	140,736
Loans held for sale	18,265	17,394	14,884	20,485	23,631
Loans	14,106,837	13,662,835	9,695,926	9,539,393	9,402,218
Less: allowance for loan losses	146,509	146,705	141,735	141,270	145,061
Net loans	13,960,328	13,516,130	9,554,191	9,398,123	9,257,157
Total earning assets	20,276,825	19,609,974	13,408,789	13,246,693	13,119,473
Premises and equipment, net	322,236	299,979	179,381	181,738	184,544
Accrued interest receivable and other assets	2,145,612	2,241,325	1,142,212	1,176,688	1,134,829
TOTAL ASSETS	$24,013,594	$22,810,702	$14,983,543	$14,702,215	$14,734,016
LIABILITIES
Deposits:
Noninterest-bearing	$5,443,800	$5,095,977	$3,321,660	$3,306,444	$3,236,703
Interest-bearing	2,720,592	2,347,155	1,300,816	1,122,796	1,080,841
Savings and money market accounts	8,570,910	8,210,780	5,835,750	5,743,599	5,746,210
Certificates and other time deposits	2,720,929	2,680,332	1,331,558	1,422,246	1,528,177
Total deposits	19,456,231	18,334,244	11,789,784	11,595,085	11,591,931
Federal funds purchased and securities sold under
agreements to repurchase	1,011,991	927,451	906,717	957,564	1,032,401
Wholesale borrowings	201,012	237,887	136,298	163,405	178,022
Long-term borrowings	324,424	314,597	155,506	—	—
Total funds	20,993,658	19,814,179	12,988,305	12,716,054	12,802,354
Accrued taxes, expenses and other liabilities	358,390	424,559	280,233	350,886	315,093
Total liabilities	21,352,048	20,238,738	13,268,538	13,066,940	13,117,447
SHAREHOLDERS' EQUITY
Preferred stock	100,000	100,000	62,222	—	—
Common stock warrant	3,000	2,637	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	1,386,931	1,274,758	473,943	474,532	472,820
Accumulated other comprehensive income (loss)	(82,598)	(29,033)	(21,247)	(17,666)	(14,627)
Retained earnings	1,256,052	1,225,380	1,209,837	1,188,641	1,168,649
Treasury stock	(129,776)	(129,715)	(137,687)	(138,169)	(138,210)
Total shareholders' equity	2,661,546	2,571,964	1,715,005	1,635,275	1,616,569
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$24,013,594	$22,810,702	$14,983,543	$14,702,215	$14,734,016

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Average Loans by Product Type (Unaudited) (Dollars in thousands)
	Quarter ended September 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,131,423	$2,118,803	$460,242	$8,710,468
Mortgage	472,281	448,206	54,403	974,890
Installment	1,570,124	1,145,824	7,180	2,723,128
Home equity	866,001	312,681	104,762	1,283,444
Credit card	143,637	—	—	143,637
Leases	194,360	—	—	194,360
Subtotal	9,377,826	4,025,514	626,587	14,029,927
Loss share receivable	—	—	76,910	76,910
Total loans	9,377,826	4,025,514	703,497	14,106,837
Less allowance for loan losses	97,693	68	48,748	146,509
Net loans	$9,280,133	$4,025,446	$654,749	$13,960,328

	Quarter ended June 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,888,935	$2,141,015	$575,859	$8,605,809
Mortgage	453,813	408,723	56,825	919,361
Installment	1,388,765	1,107,076	7,912	2,503,753
Home equity	831,243	288,254	111,076	1,230,573
Credit card	141,785	—	—	141,785
Leases	173,213	—	—	173,213
Subtotal	8,877,754	3,945,068	751,672	13,574,494
Loss share receivable	—	—	88,341	88,341
Total loans	8,877,754	3,945,068	840,013	13,662,835
Less allowance for loan losses	99,411	—	47,294	146,705
Net loans	$8,778,343	$3,945,068	$792,719	$13,516,130

	Quarter Ended March 31, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,859,818	$—	$673,815	$6,533,633
Mortgage	448,589	—	60,391	508,980
Installment	1,325,016	—	8,118	1,333,134
Home equity	806,936	—	114,551	921,487
Credit card	144,159	—	—	144,159
Leases	150,789	—	—	150,789
Subtotal	8,735,307	—	856,875	9,592,182
Loss share receivable	—	—	103,744	103,744
Total loans	8,735,307	—	960,619	9,695,926
Less allowance for loan losses	98,660	—	43,075	141,735
Net loans	$8,636,647	$—	$917,544	$9,554,191

	Quarter Ended December 31, 2012
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,600,522	$—	$780,904	$6,381,426
Mortgage	443,542	—	62,382	505,924
Installment	1,331,131	—	8,251	1,339,382
Home equity	798,663	—	120,052	918,715
Credit card	145,050	—	—	145,050
Leases	125,300	—	—	125,300
Subtotal	8,444,208	—	971,589	9,415,797
Loss share receivable	—	—	123,596	123,596
Total loans	8,444,208	—	1,095,185	9,539,393
Less allowance for loan losses	99,461	—	41,809	141,270
Net loans	$8,344,747	$—	$1,053,376	$9,398,123

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

	Quarter ended September 30, 2012
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,443,712	$—	$877,003	$6,320,715
Mortgage	437,123	—	64,382	501,505
Installment	1,293,054	—	8,388	1,301,442
Home equity	779,087	—	125,371	904,458
Credit card	143,948	—	—	143,948
Leases	88,583	—	—	88,583
Subtotal	8,185,507	—	1,075,144	9,260,651
Loss share receivable	—	—	141,567	141,567
Total loans	8,185,507	—	1,216,711	9,402,218
Less allowance for loan losses	103,511	—	41,550	145,061
Net loans	$8,081,996	$—	$1,175,161	$9,257,157

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans which are covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	September 30, 2013			June 30, 2013			September 30, 2012
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$1,415,430			$806,129			$440,231
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	4,849,135	$23,551	1.93%	4,714,823	$24,679	2.10%	2,688,658	$17,981	2.66%
Obligations of states and political subdivisions (tax exempt)	712,296	8,890	4.95%	710,579	9,217	5.20%	660,143	6,332	3.82%
Other securities and federal funds sold	590,292	6,215	4.18%	504,343	4,459	3.55%	344,823	2,652	3.06%
Total investment securities and federal funds sold	6,151,723	38,656	2.49%	5,929,745	38,355	2.59%	3,693,624	26,965	2.90%
Loans held for sale	18,265	174	3.78%	17,394	143	3.30%	23,631	240	4.04%
Loans, including loss share receivable	14,106,837	182,406	5.13%	13,662,835	178,847	5.25%	9,402,218	103,128	4.36%
Total earning assets	20,276,825	221,236	4.33%	19,609,974	217,345	4.45%	13,119,473	130,333	3.95%
Allowance for loan losses	(146,509)			(146,705)			(145,061)
Other assets	2,467,848			2,541,304			1,319,373
Total assets	$24,013,594			$22,810,702			$14,734,016
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,443,800	—	—%	$5,095,977	—	—%	$3,236,703	—	—%
Interest-bearing	2,720,592	809	0.12%	2,347,155	656	0.11%	1,080,841	243	0.09%
Savings and money market accounts	8,570,910	6,495	0.30%	8,210,780	6,469	0.32%	5,746,210	5,166	0.36%
Certificates and other time deposits	2,720,929	1,712	0.25%	2,680,332	3,374	0.50%	1,528,177	2,743	0.71%
Total deposits	19,456,231	9,016	0.18%	18,334,244	10,499	0.23%	11,591,931	8,152	0.28%
Securities sold under agreements to repurchase	1,011,991	306	0.12%	927,451	329	0.14%	1,032,401	310	0.12%
Wholesale borrowings	201,012	936	1.85%	237,887	1,169	1.97%	178,022	1,130	2.53%
Long-term debt	324,424	3,899	4.77%	314,597	3,743	4.77%	—	—	—%
Total interest bearing liabilities	15,549,858	14,157	0.36%	14,718,202	15,740	0.43%	9,565,651	9,592	0.40%
Other liabilities	358,390			424,559			315,093
Shareholders' equity	2,661,546			2,571,964			1,616,569
Total liabilities and shareholders' equity	$24,013,594			$22,810,702			$14,734,016
Net yield on earning assets	$20,276,825	$207,079	4.05%	$19,609,974	$201,605	4.12%	$13,119,473	$120,741	3.66%
Interest rate spread			3.97%			4.02%			3.55%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Nine months ended			Nine months ended
	September 30, 2013			September 30, 2012
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$875,890			$409,944
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	4,125,541	$64,525	2.09%	2,797,521	$56,688	2.71%
Obligations of states and political subdivisions (tax exempt)	655,257	24,702	5.04%	526,962	18,450	4.68%
Other securities and federal funds sold	488,005	13,618	3.73%	369,639	8,146	2.94%
Total investment securities and federal funds sold	5,268,803	102,845	2.61%	3,694,122	83,284	3.01%
Loans held for sale	16,860	461	3.66%	24,279	761	4.19%
Loans,including loss share receivable	12,504,632	460,257	4.92%	9,295,866	309,530	4.45%
Total earning assets	17,790,295	563,563	4.24%	13,014,267	393,575	4.04%
Allowance for loan losses	(144,954)			(143,756)
Other assets	2,111,427			1,316,071
Total assets	$20,632,658			$14,596,526
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$4,628,252	—	—%	$3,139,515	—	—%
Interest-bearing	2,128,055	1,784	0.11%	1,069,290	726	0.09%
Savings and money market accounts	7,549,165	18,279	0.32%	5,717,860	15,302	0.36%
Certificates and other time deposits	2,249,362	7,149	0.42%	1,613,270	9,436	0.78%
Total deposits	16,554,834	27,212	0.22%	11,539,935	25,464	0.29%
Securities sold under agreements to repurchase	949,105	949	0.13%	947,135	854	0.12%
Wholesale borrowings	191,970	2,955	2.06%	180,215	3,399	2.52%
Long-term debt	265,461	9,390	4.73%	—	—	—%
Total interest bearing liabilities	13,333,118	40,506	0.41%	9,527,770	29,717	0.42%
Other liabilities	351,650			330,254
Shareholders' equity	2,319,638			1,598,987
Total liabilities and shareholders' equity	$20,632,658			$14,596,526
Net yield on earning assets	$17,790,295	$523,057	3.93%	$13,014,267	$363,858	3.73%
Interest rate spread			3.83%			3.62%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)	Quarters Ended		Nine Months Ended
(Dollars in thousands except per share data)	September 30,		September 30,
	2013	2012	2013	2012
Interest income:
Loans and loans held for sale	$182,107	$103,005	$459,313	$309,213
Investment securities:
Taxable	29,766	20,633	78,143	64,834
Tax-exempt	5,624	3,844	15,767	11,270
Total investment securities interest	35,390	24,477	93,910	76,104
Total interest income	217,497	127,482	553,223	385,317
Interest expense:
Deposits:
Interest-bearing	809	243	1,784	726
Savings and money market accounts	6,495	5,166	18,279	15,302
Certificates and other time deposits	1,712	2,743	7,149	9,436
Securities sold under agreements to repurchase	306	310	949	854
Wholesale borrowings	936	1,130	2,955	3,399
Long-term debt	3,899	—	9,390	—
Total interest expense	14,157	9,592	40,506	29,717
Net interest income	203,340	117,890	512,717	355,600
Provision for originated loan losses	2,523	9,965	11,482	26,860
Provision for acquired loan losses	2,033	—	2,033	—
Provision for covered loan losses	1,823	6,214	10,119	15,576
Total provision	6,379	16,179	23,634	42,436
Net interest income after provision for loan losses	196,961	101,711	489,083	313,164
Other income:
Trust department income	9,608	6,124	24,515	17,481
Service charges on deposits	22,146	14,603	55,315	43,490
Credit card fees	13,588	11,006	38,128	32,402
ATM and other service fees	5,216	3,680	13,496	11,360
Bank owned life insurance income	4,351	3,094	12,889	9,073
Investment services and insurance	3,403	2,208	9,247	6,843
Investment securities (losses)/gains, net	—	553	(2,803)	1,361
Loan sales and servicing income	3,644	7,255	19,492	19,085
Other operating income	9,134	6,402	27,644	20,857
Total other income	71,090	54,925	197,923	161,952
Other expenses:
Salaries, wages, pension and employee benefits	97,390	58,061	260,395	183,632
Net occupancy expense	13,816	8,077	35,444	24,640
Equipment expense	11,040	7,143	28,698	21,845
Stationery, supplies and postage	3,801	2,210	9,304	6,638
Bankcard, loan processing and other costs	40,786	8,424	61,043	24,935
Professional services	9,768	4,702	32,322	17,361
Amortization of intangibles	2,972	456	5,700	1,422
FDIC insurance expense	4,925	1,832	12,601	9,015
Other operating expense	26,880	17,682	62,436	51,944
Total other expenses	211,378	108,587	507,943	341,432
Income before income tax expense	56,673	48,049	179,063	133,684
Income tax expense	15,958	13,096	52,553	37,802
Net income	$40,715	$34,953	$126,510	$95,882
Other comprehensive income, net of taxes
Changes in unrealized securities' holding gains and (losses), net of taxes of ($6.3) million and $2.4 million for the quarter ended and ($36.3) million and $5.4 million for the nine months ended, respectively	$(11,716)	$4,884	$(69,229)	$10,872
Reclassification for realized securities' (gains) and losses, net of taxes of ($0.0) million and $0.19 million for the quarter ended and ($0.98)million and $0.48 million for the nine months ended, respectively	—	(359)	1,822	(885)
Total other comprehensive gain (loss), net of taxes	(11,716)	4,525	(67,407)	9,987
Comprehensive income	$28,999	$39,478	$59,103	$105,869
Net income attributable to common shareholders	$38,937	$34,797	$121,544	$95,795
Net income used in diluted EPS calculation	$38,939	$34,797	$121,549	$95,795
Weighted average number of common shares outstanding - basic	165,044	109,645	144,402	109,473
Weighted average number of common shares outstanding - diluted	168,917	109,645	147,342	109,473
Basic earnings per common share	$0.24	$0.32	$0.84	$0.88
Diluted earnings per common share	$0.23	$0.32	$0.82	$0.88
Dividend per common share	$0.16	$0.16	$0.48	$0.48

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME---LINKED QUARTERS

	Quarterly Results
(Unaudited)	2013	2013	2013	2012	2012
(Dollars in thousands, except share data)	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Loans and loans held for sale	$182,107	$178,535	$98,672	$101,086	$103,005
Investment securities	35,390	35,236	23,284	24,280	24,477
Total interest income	217,497	213,771	121,956	125,366	127,482
Interest on deposits:
Interest-bearing	809	656	318	261	243
Savings and money market accounts	6,495	6,469	5,315	5,261	5,166
Certificates and other time deposits	1,712	3,374	2,063	2,287	2,743
Securities sold under agreements to repurchase	306	329	313	303	310
Wholesale borrowings	936	1,169	850	1,024	1,130
Long-term debt	3,899	3,743	1,748	—	—
Total interest expense	14,157	15,740	10,607	9,136	9,592
Net interest income	203,340	198,031	111,349	116,230	117,890
Provision for originated loan losses	2,523	3,151	5,808	7,116	9,965
Provision for acquired loan losses	2,033	—	—	—	—
Provision for covered loan losses	1,823	4,158	4,138	5,146	6,214
Total provision for loan losses	6,379	7,309	9,946	12,262	16,179
Net interest income after provision for loan losses	196,961	190,722	101,403	103,968	101,711
Other income:
Trust department income	9,608	9,167	5,741	5,662	6,124
Service charges on deposits	22,146	20,582	12,585	14,247	14,603
Credit card fees	13,588	14,317	10,222	11,167	11,006
ATM and other service fees	5,216	4,945	3,335	3,432	3,680
Bank owned life insurance income	4,351	3,641	4,897	3,067	3,094
Investment services and insurance	3,403	3,429	2,415	2,147	2,208
Investment securities (losses)/gains, net	—	(2,794)	(9)	2,425	553
Loan sales and servicing income	3,644	7,985	7,863	7,946	7,255
Other operating income	9,134	8,167	10,343	11,559	6,402
Total other income	71,090	69,439	57,392	61,652	54,925
Other expenses:
Salaries, wages, pension and employee benefits	97,390	105,099	57,906	61,560	58,061
Net occupancy expense	13,816	13,346	8,282	7,114	8,077
Equipment expense	11,040	10,309	7,349	7,398	7,143
Stationery, supplies and postage	3,801	3,407	2,096	2,162	2,210
Bankcard, loan processing and other costs	40,786	12,417	7,840	9,260	8,424
Professional services	9,768	17,144	5,410	6,119	4,702
Amortization of intangibles	2,972	2,411	317	444	456
FDIC insurance expense	4,925	4,149	3,526	1,738	1,832
Other operating expense	26,880	21,358	14,199	16,386	17,682
Total other expenses	211,378	189,640	106,925	112,181	108,587
Income before income tax expense	56,673	70,521	51,870	53,439	48,049
Income taxes	15,958	22,071	14,524	15,215	13,096
Net income	40,715	48,450	37,346	38,224	34,953
Other comprehensive income (loss), net of taxes	(11,716)	(47,777)	(7,914)	(2,305)	4,525
Comprehensive income	$28,999	$673	$29,432	$35,919	$39,478
Net income attributable to common shareholders	$38,937	$46,597	$36,125	$38,041	$34,797
Net income used in diluted EPS calculation	$38,939	$46,597	$36,125	$38,041	$34,797
Weighted-average common shares - basic	165,044	157,863	109,689	109,652	109,645
Weighted-average common shares - diluted	168,917	157,982	109,689	109,652	109,645
Basic earnings per common share	$0.24	$0.30	$0.33	$0.35	$0.32
Diluted earnings per common share	$0.23	$0.29	$0.33	$0.35	$0.32

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding acquired loans and covered assets) (a)

	(Unaudited)					(Audited)
(Dollars in thousands, except ratios)	Quarterly Periods					Annual Period
	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
Allowance for Credit Losses	2013	2013	2013	2012	2012	2012
Allowance for originated loan losses, beginning of period	$98,645	$98,843	$98,942	$98,942	$103,849	$107,699
Provision for originated loan losses	2,523	3,151	5,808	7,116	9,965	33,976
Charge-offs	8,515	10,969	10,776	12,475	20,999	65,905
Recoveries	5,638	7,620	4,869	5,359	6,127	23,172
Net charge-offs	2,877	3,349	5,907	7,116	14,872	42,733
Allowance for originated loan losses, end of period	$98,291	$98,645	$98,843	$98,942	$98,942	$98,942
Reserve for unfunded lending commitments,
beginning of period	$8,114	$4,941	$5,433	$5,760	$5,666	$6,373
Provision for (relief of) credit losses	379	3,173	(492)	(327)	94	(940)
Reserve for unfunded lending commitments,
end of period	$8,493	$8,114	$4,941	$5,433	$5,760	$5,433
Allowance for Credit Losses	$106,784	$106,759	$103,784	$104,375	$104,702	$104,375
Ratios
Provision for loan losses to average loans	0.11%	0.14%	0.27%	0.34%	0.48%	0.42%
Provision for credit losses as a % of average loans	0.00%	0.00%	0.03%	(0.08)%	(0.10)%	0.05%
Net charge-offs to average loans	0.12%	0.15%	0.27%	0.34%	0.72%	0.53%
Allowance for loan losses to period-end loans	1.00%	1.08%	1.13%	1.13%	1.19%	1.13%
Allowance for credit losses to period-end loans	1.09%	1.17%	1.18%	1.20%	1.26%	1.20%
Allowance for loan losses to nonperforming loans	276.19%	216.97%	242.21%	269.69%	196.66%	269.69%
Allowance for credit losses to nonperforming loans	300.06%	234.82%	254.32%	284.50%	208.11%	284.50%
Asset Quality
Impaired originated loans:
Nonaccrual	$19,140	$28,935	$23,843	$21,766	$31,492	$21,766
Other nonperforming loans:
Nonaccrual	16,448	16,529	16,966	14,921	18,819	14,921
Total nonperforming loans	35,588	45,464	40,809	36,687	50,311	36,687
Other real estate ("ORE")	19,838	20,713	11,422	13,537	13,744	13,537
Total nonperforming assets ("NPAs")	$55,426	$66,177	$52,231	$50,224	$64,055	$50,224
NPAs to period-end loans + ORE	0.57%	0.72%	0.59%	0.57%	0.77%	0.57%
Accruing originated loans past due 90 days or more	$6,253	$11,760	$12,393	$9,417	$9,691	$9,417
(a) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and covered loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2013	2013	2013	2012	2012
QUARTERLY OTHER INCOME DETAIL	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Trust department income	$9,608	$9,167	$5,741	$5,662	$6,124
Service charges on deposits	22,146	20,582	12,585	14,247	14,603
Credit card fees	13,588	14,317	10,222	11,167	11,006
ATM and other service fees	5,216	4,945	3,335	3,432	3,680
Bank owned life insurance income	4,351	3,641	4,897	3,067	3,094
Investment services and insurance	3,403	3,429	2,415	2,147	2,208
Investment securities (losses)/gains, net	—	(2,794)	(9)	2,425	553
Loan sales and servicing income	3,644	7,985	7,863	7,946	7,255
Other operating income	9,134	8,167	10,343	11,559	6,402
Total Other Income	$71,090	$69,439	$57,392	$61,652	$54,925
	2013	2013	2013	2012	2012
QUARTERLY OTHER EXPENSES DETAIL	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Salaries and wages	$79,369	$85,680	$46,391	$45,988	$43,806
Pension and employee benefits	18,021	19,419	11,515	15,572	14,255
Net occupancy expense	13,816	13,346	8,282	7,114	8,077
Equipment expense	11,040	10,309	7,349	7,398	7,143
Taxes, other than income taxes	2,785	2,891	1,922	1,924	2,051
Stationery, supplies and postage	3,801	3,407	2,096	2,162	2,210
Bankcard, loan processing and other costs	40,786	12,417	7,840	9,260	8,424
Advertising	4,432	3,745	2,070	2,774	2,472
Professional services	9,768	17,144	5,410	6,119	4,702
Telephone	3,326	2,728	1,177	1,230	1,316
Amortization of intangibles	2,972	2,411	317	444	456
FDIC insurance expense	4,925	4,149	3,526	1,738	1,832
Other operating expense	16,337	11,994	9,030	10,458	11,843
Total Other Expenses	$211,378	$189,640	$106,925	$112,181	$108,587

FirstMerit Corporation Reports Third Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR ORIGINATED LOAN LOSSES - Net Charge-off Detail (excluding acquired and covered loans) (a)

(Unaudited)	Quarters ended		Nine months ended		Year ended
(Dollars in thousands)	September 30,		September 30,		December 31,
	2013	2012	2013	2012	2012
Allowance for originated loan losses - beginning of period	$98,645	$103,849	$98,942	$107,699	$107,699
Loans charged off:
Commercial	1,222	9,627	6,644	23,567	28,648
Mortgage	501	1,691	1,185	3,431	3,964
Installment	3,582	5,507	11,788	14,441	18,029
Home equity	1,396	2,319	3,835	6,108	7,249
Credit cards	1,367	1,390	4,229	4,618	6,171
Leases	—	—	1,237	—	144
Overdrafts	447	465	1,342	1,265	1,700
Total	8,515	20,999	30,260	53,430	65,905
Recoveries:
Commercial	1,724	1,649	6,731	4,309	5,626
Mortgage	39	100	133	191	235
Installment	2,613	2,870	7,810	9,054	11,635
Home equity	704	856	1,537	2,094	2,819
Credit cards	438	488	1,420	1,583	2,138
Manufactured housing	11	13	49	50	59
Leases	11	—	100	38	38
Overdrafts	98	151	347	494	622
Total	5,638	6,127	18,127	17,813	23,172
Net charge-offs	2,877	14,872	12,133	35,617	42,733
Provision for originated loan losses	2,523	9,965	11,482	26,860	33,976
Allowance for originated loan losses-end of period	$98,291	$98,942	$98,291	$98,942	$98,942

Average originated loans	$9,377,826	$8,185,507	$8,999,316	$7,970,157	$8,089,317
Ratio to average originated loans:
(Annualized) originated net charge-offs	0.12%	0.72%	0.18%	0.60%	0.53%
Provision for originated loan losses	0.11%	0.48%	0.17%	0.45%	0.42%
Originated Loans, period-end	$9,789,139	$8,316,420	$9,789,139	$8,316,420	$8,731,659

Allowance for credit losses:	$106,784	$104,702	$106,784	$104,702	$104,375
To (annualized) net charge-offs	9.36	1.77	6.58	2.20	2.44
Allowance for originated loan losses:
To period-end originated loans	1.00%	1.19%	1.00%	1.19%	1.13%
To (annualized) net originated charge-offs	8.61	1.67	6.06	2.08	2.32

(a) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and covered loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.